UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23679

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: July 1, 2023 – June 30, 2024

Item 1: Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO

RESIDENTS, INC.

[This Page Intentionally Left Blank]

LETTER TO SHAREHOLDERS

July 15, 2024

Dear Shareholders:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended June 30, 2024.

The Federal Reserve Board (the “Fed”) raised the Fed funds rate a total of 0.25% during the Fund’s fiscal year. This was considerably slower than the increase of 3.50% during the fiscal year ended June 30, 2023. The Fed funds rate closed the fiscal year at 5.25% to 5.50%.

The Fed did not raise rates at any of the last seven meetings during the fiscal year and in the statement after the June 2024 meeting it cited strong job gains, a low unemployment rate, and inflation, although lower, that remains elevated (i.e., higher than the Fed’s 2% target) as reasons for leaving the Fed funds rates untouched. The Fed does not believe it would be appropriate to reduce the Fed funds range until it has more confidence inflation continues to move towards its long-term goal.

The Fed Board members’ updated summary of economic projections published after the June meeting, projected lower Fed funds rates and inflation for the remainder of calendar year 2024 and 2025. Market participants have adjusted their expectations for Fed funds rate cuts. One rate cut is now expected beginning in September 2024, versus the two or three cuts projected after the March 2024 projections were released. The pace and timing of any cuts would still depend on future inflation indicators. Recent economic indicators have been mixed.

After trading briefly at a yield of 5% during October 2023, the yield on the 10-year U.S. Treasury Note dropped for the rest of the fiscal year. It closed the year at 4.40% versus 3.84% at the beginning of the Fund’s fiscal year. The 2-year U.S. Treasury Note also decreased in yield after the October 2023 highs to close at 4.75%. Although the yield curve remains inverted, the spread between the 2-year and 10-year Note decreased to negative 0.35% from negative 1.06% at the beginning of the year. Thus, the yield curve flattened during the year. Major equity indexes are trading at or close to their all-time highs. The best performing index for the first six months of 2024 was the technology heavy Nasdaq 100, followed closely by the S&P 500.

The combination of higher inflation, an inverted yield curve, the timing of the end of the tightening cycle, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the 12- month period ended June 30, 2024. The views and opinions in the letter were current as of July 15, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended the trading of its securities and the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended June 30, 2024, vs the Bloomberg Municipal Bond Index.

Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns

	as of June 30, 2024
	1-Year	Since Inception*
Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. - NAV	6.72%	0.94%
Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. - Market	-0.96%	-9.05%
Bloomberg Municipal Bond Index	3.21%	-0.77%

Growth of an assumed $10,000 investment as of June 30, 2024*

* While the Fund commenced operations on July 29, 2003, it did not register with the SEC under the 1940 Act until May 14, 2021.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”), and market price as of the fiscal year-end:

Dividend yield-based on market at year-end	5.69%

Dividend yield based on NAV at year-end	3.50%

NAV as of June 30, 2024	$5.23

Market Price as of June 30, 2024	$3.22

Premium (discount) to NAV	-38.4%

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the fiscal year ended June 30, 2024, there were no capital distributions. The Fund’s remaining principal for distribution as of June 30, 2024, amounted to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund dividends paid during the year were paid from current net investment income. See Note 11 of the financial statements for more details.

The Fund’s net investment income was $7.1 million versus $7.6 million last year. Last year’s income includes $262,200 from legal settlement discussed in Note 11 of the financial statements. The dividend paid was $7.1 million versus $7.4 million last year. The Fund paid dividends of all its net investment income plus approximately $32,000 of net investment income from prior years.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity. The Fund’s portfolio of Mortgage-Backed Securities (“MBS”) is subject to prepayments on the underlying mortgages.

The chart below reflects the breakdown of the investment portfolio as of June 30, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The majority of the Puerto Rico security holdings are MBS, issued and guaranteed by U.S. agencies or municipal bonds collateralized with U.S. agency MBS. The MBS, which represent 11.90% of the portfolio, continue to pay down as they approach maturity. The final maturity of the municipal bonds range from two to six years. The final maturity of the agency MBS range from four to nine years. The valuation of the MBS was relatively flat versus last year. The change in MBS valuation ranged from approximately minus 1% to positive 1%.

Approximately 2.5% of the Fund’s portfolio is invested in the Puerto Rico Sales Tax Financing Corporation Bonds (“COFINA”) exchanged in February 2019. The valuation of the COFINA bonds increased during the year. COFINA sales tax revenues collection increased during the current fiscal year. The COFINA collection report for the fiscal year ended June 30, 2024, reported a 6.9% increase in the collections of the pledged sales and use tax (IVU) versus last year.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 38.49% and 47.11%, respectively of the portfolio. The U.S. agencies increased in value during the year. The value of the municipal portfolio decreased slightly from last year. The U.S. municipal bonds in the portfolio are either insured or AAA rated. They also have longer dated calls beginning in 2028.

The Fund is a target maturity fund with the objective of returning the initial investment of $10 per share of common stock on or before December 31, 2032. There was no return of principal during the year. The NAV of the Fund increased

$0.03 during the year from $5.20 at the beginning of the year to $5.23 at fiscal year-end. There was a net increase in the valuation of the portfolio. At year-end the Fund’s indicated market value was a 38.4% discount to its NAV, an increase from the discount of 33.7% at fiscal year-end 2023.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

Sales and Use Tax (PR)	2.50%

Housing Bonds	7.53%

Mortgages Certificates	4.37%

U.S. Agencies	38.49%

U.S. Municipals - Revenue Bond	33.47%

U.S. Municipals - Transportation	7.33%

U.S. Municipals - General Obligation	6.32%

Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	14.40%

U.S.	85.60%

100.00%

The following table shows the ratings of the Fund’s portfolio securities as of June 30, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AAA	71.17%
AA	26.34%
Not Rated	2.50%
Total	100.00%

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and /or issue TSOs in the local market. If applicable, they are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of June 30, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$19,400,000
Leverage Ratio*	8.64%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 5 to Financial Statements for further details on outstanding leverage during the year. Fund leverage decreased by $7,073,000 during the year.

*Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended June 30, 2024	For the fiscal year ended June 30, 2023	For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Asset Value:
Per Share		Net asset value applicable to common stock, beginning of period	$5.20	$5.45	$7.19	$7.49
Operating		Net investment income (a)	0.18	0.19	0.20	0.23
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.03	(0.25)	(0.79)	(0.03)
		Total from investment operations	0.21	(0.06)	(0.59)	0.20
		Less: Dividends from net investment income to common shareholders	(0.18)	(0.19)	(0.21)	(0.23)
		Return of Capital	-	-	(0.94)	(0.38)
		Discount on repurchase of common stock	-	-	-	0.11
		Net asset value applicable to common stock, end of period	$5.23	$5.20	$5.45	$7.19

		Market value, end of period (b)	$3.22	$3.45	$4.08	$6.18

Total	(b) (f)	Based on market value per share	(0.96)%	(10.83)%	(17.47)%	2.79%
Investment
Return:	(f)	Based on net asset value per share	6.72%	0.61%	(5.24)%	4.05%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.46%	1.45%	0.77%	0.75%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	1.91%	1.90%	1.17%	1.16%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.30%	1.34%	1.17%	1.15%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.61%	0.56%	0.00%	0.01%
	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.52%	3.68%	3.09%	3.06%

Supplemental		Net assets applicable to common shareholders,
Data:		end of period (in thousands)	$204,107	$202,761	$212,737	$280,423
	(g)	Portfolio turnover	0.00%	5.88%	0.00%	4.13%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%	0.00%

	(a)	Based on average outstanding common shares of 39,019,318, 39,019,318, 39,019,318, and 40,703,300, for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, respectively.

	(b)	Period end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $202,213,253, $205,965,541, $255,885,247, and $303,519,626, for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, respectively.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.45%, 0.45%, 0.40%, and 0.41%, respectively.

	(f)	Dividends are assumed to be reinvested at the lower of the per share market value/net asset value or the closing market price on the ex-dividend date. For the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, dividends were reinvested at market value.

	(g)	For the fiscal year ended June 30, 2022, portfolio turnover calculations exclude transactions related to the restructuring of Employees Retirement System Bonds, which became effective on March 15, 2022.

	(h)	Net investment income ratio for the fiscal year ended June 30, 2023, includes a legal settlement received which was classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS					June 30, 2024

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 1.83% of net assets applicable to common shareholders, total cost of $3,765,000
$171,000	F	Puerto Rico Sales Tax	4.50%	07/01/34	$171,248
87,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	87,325
636,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	626,739
1,609,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	1,602,736
26,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	24,759
354,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	348,388
882,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	870,175
3,765,000					$3,731,370

Puerto Rico Agencies Zero Coupons Bonds - 0.87% of net assets applicable to common shareholder, total cost of $1,714,107
$33,000	J	Puerto Rico Sales Tax	0.00%	07/01/24	$33,000
165,000	J	Puerto Rico Sales Tax	0.00%	07/01/27	147,077
161,000	J	Puerto Rico Sales Tax	0.00%	07/01/29	132,856
207,000	J	Puerto Rico Sales Tax	0.00%	07/01/31	157,129
233,000	J	Puerto Rico Sales Tax	0.00%	07/01/33	161,990
2,226,000	J	Puerto Rico Sales Tax	0.00%	07/01/46	715,846
1,814,000	J	Puerto Rico Sales Tax	0.00%	07/01/51	424,456
$4,839,000					$1,772,354

Principal Outstanding Amount
Puerto Rico Collateralized Mortgage Obligations Exempt - 1.53% of net assets applicable to common shareholders, total cost of $3,111,201
$3,111,201	A	Popular Securities Mortgage Trust	5.25%	10/17/32	$3,123,366

Mortgage Backed Securities - 8.13% of net assets applicable to common shareholders, total cost of $17,326,050
$731,077		Puerto Rico Housing Finance Authority	5.00%	09/29/29	$733,343
77,418		Puerto Rico Housing Finance Authority	3.00%	06/29/26	74,491
96,401		Puerto Rico Housing Finance Authority	5.88%	03/29/30	97,631
661,579		Puerto Rico Housing Finance Authority	6.25%	03/29/28	673,052
566,219		Puerto Rico Housing Finance Authority	6.50%	10/29/29	576,146
5,154		Puerto Rico Housing Finance Authority	6.52%	08/29/26	5,254
796,236		Puerto Rico Housing Finance Authority	6.56%	04/29/28	811,969
1,219,856		Puerto Rico Housing Finance Authority	3.00%	04/29/30	1,088,266
97,520		Puerto Rico Housing Finance Authority	3.38%	07/29/29	91,074
4,671,963		Puerto Rico Housing Finance Authority	3.50%	08/29/30	4,159,355
54,487		Puerto Rico Housing Finance Authority	3.96%	06/29/26	53,716
158,539		Puerto Rico Housing Finance Authority	4.38%	08/29/29	157,019
4,373,957		Puerto Rico Housing Finance Authority	4.50%	08/29/30	4,246,710
100,490		Puerto Rico Housing Finance Authority	4.96%	09/29/26	100,924
1,442,516		Puerto Rico Housing Finance Authority	5.50%	08/29/30	1,454,049
2,238,132		Puerto Rico Housing Finance Authority	6.00%	08/29/30	2,277,548
$17,291,544	G				$16,600,547

Puerto Rico GNMA Taxable - 0.81% of net assets applicable to common shareholders, total cost of $1,622,222
$16,740		GNMA Pool 593645	7.00%	10/20/32	$16,684
69,664		GNMA Pool 465518	7.00%	01/15/29	69,634
73,506		GNMA Pool 487310	6.50%	09/15/28	76,090
45,614		GNMA Pool 593640	6.00%	01/15/33	46,539
77,416		GNMA Pool 593641	6.50%	01/15/33	80,403
69,606		GNMA Pool 593678	7.00%	04/15/33	69,457
157,843		GNMA Pool 593686	6.50%	05/15/33	165,143
226,803		GNMA Pool 593735	6.00%	09/15/33	236,048
86,058		GNMA Pool 607311	6.00%	05/15/33	87,802
34,465		GNMA Pool 607312	6.00%	05/15/33	35,163
55,235		GNMA Pool 607316	6.50%	05/15/28	56,679
84,735		GNMA Pool 607374	7.00%	08/15/33	84,558
56,397		GNMA Pool 530792	6.00%	01/15/33	57,540
79,904		GNMA Pool 530793	6.00%	01/15/33	81,814
24,523		GNMA Pool 530801	6.50%	01/15/33	25,469
39,305		GNMA Pool 530806	6.00%	02/15/33	40,101
10,781		GNMA Pool 530818	6.50%	02/15/28	10,930
19,089		GNMA Pool 530820	6.50%	02/15/28	19,464
21,705		GNMA Pool 548545	6.50%	11/15/31	22,104
7,832		GNMA Pool 548575	6.50%	03/15/32	7,936
125,210		GNMA Pool 554109	6.50%	03/15/33	130,998
47,551		GNMA Pool 554102	6.00%	03/15/33	48,515
37,583		GNMA Pool 554103	6.00%	03/15/33	38,345
87,046		GNMA Pool 554119	6.00%	04/15/33	89,233
32,556		GNMA Pool 554120	6.00%	04/15/33	33,216
17,248		GNMA Pool 554123	6.50%	04/15/28	17,587
17,805		GNMA Pool 554124	6.50%	04/15/28	17,988
$1,622,220	B				$1,665,440

Puerto Rico FNMA Taxable - 2.31% of net assets applicable to common shareholders, total cost of $4,627,911
$56,653		FNMA Pool 573451	6.50%	04/01/31	$58,448
118,914		FNMA Pool 651051	6.50%	08/01/32	122,444
71,625		FNMA Pool 654693	6.00%	12/01/32	72,618
233,610		FNMA Pool 654698	6.00%	01/01/33	238,331
54,645		FNMA Pool 654704	6.50%	02/01/33	56,269
64,624		FNMA Pool 654705	6.00%	02/01/33	65,188
83,572		FNMA Pool 654710	7.00%	04/01/33	85,951
315,058		FNMA Pool 671382	6.00%	11/01/32	322,861
198,998		FNMA Pool 671389	6.00%	12/01/32	201,825
173,618		FNMA Pool 671405	6.00%	01/01/33	174,128
1,307,422		FNMA Pool 682079	6.00%	11/01/32	1,336,679
1,898,627		FNMA Pool 695384	6.00%	03/01/33	1,933,600
49,623		FNMA Pool 695398	6.50%	05/01/33	50,580
$4,626,989	C				$4,718,922

Puerto Rico Freddie Mac Taxable - 0.07% of net assets applicable to common shareholders, total cost of $137,371
$46,307		FHLMC Pool A10563	6.00%	05/01/33	$46,792
73,066		FHLMC Pool C76039	6.00%	01/01/33	73,356
17,998		FHLMC Pool C76924	6.00%	02/01/33	18,257
$137,371	D				$138,405

Face Amount
US Government, Agency and Instrumentalities - 41.59% of net assets applicable to common shareholders, total cost of $98,500,000
$6,500,000		Federal Farm Credit	1.48%	11/26/32	$5,020,405
10,000,000		Federal Farm Credit	4.90%	06/29/32	9,760,060
25,000,000	I	Federal Home Loan Bank	5.00%	09/01/32	24,989,950
57,000,000		Federal Home Loan Bank	1.55%	05/26/32	45,112,422
$98,500,000					$84,882,837

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS					June 30, 2024

US Municipals - 50.90% of net assets applicable to common shareholders, total cost of $101,893,311
$3,730,000	E	H Larkspur California Pension Obligations Bond	2.68%	07/01/30	$3,359,492
23,590,000	E	H Pennsylvania State Economic Development Finance Authority	6.41%	06/15/30	24,875,443
13,210,000		H State of Illinois General Obligations	6.21%	01/01/32	13,929,720
15,000,000	E	H City of Chicago O’Hare International Airport	6.40%	01/01/31	16,153,725
10,360,000	E	New York City Transitional Finance Authority	5.60%	02/01/29	10,553,608
6,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,722,566
29,000,000	E	New York City Transitional Finance Authority	5.50%	02/01/28	29,293,212
$100,890,000					$103,887,766

Total investments (108.04% of net assets applicable to common shareholders)					$220,521,007
Other Assets and Liabilities, net (-8.04% of net assets applicable to common shareholders)					(16,414,033)
Net assets applicable to common shareholders - 100%					$204,106,974

Securities sold under reverse repurchase agreements - 9.50% of net assets applicable to common shareholders
$19,400,000		Reverse Repurchase Agreement with JP Morgan			$19,400,000
		5.56% dated June 25, 2024, due August 6, 2024 (Collateralized by US Government,
		Agency and Instrumentalities with a face amount of $23,945,000 and a fair value of $23,935,374
		5.00%, with maturity date of September 1, 2032)

	A	Certificates are collateralized by the Government National Mortgage Association (“GNMA”). They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Significant unobservable inputs were used in the valuation of this security and it is classified as Level 3.

	B	GNMA - represents mortgage-backed obligations guaranteed by the GNMA. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

	C	FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association (“FNMA’). They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

	D	FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation (“FHLMC”) They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

	E	Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

	F	Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

	G	Certificates represent limited obligations of the authority, payable from and secured by certain mortgage-backed securities guaranteed by the GNMA or issued by the FNMA. These certificates are backed by mortgage loans made by Puerto Rico lending institutions. They are subject to prepayment or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

	H	These securities are insured as to principal and interest by Assured Insurance Services, AGM Insurance or Assured Guaranty.

	I	A portion or all of the security has been pledged as collateral for securities sold under reverse repurchase agreements.

	J	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES			June 30, 2024

Assets:	Investments in securities:
	Securities pledged as collateral on reverse repurchase agreements, at value, which has the right to be repledged (identified cost - $23,945,000)		$23,935,374
	Other securities, at value (identified cost - $208,752,171)		196,585,633
			$220,521,007
	Cash		1,023,245
	Interest receivable		2,974,641
	Prepaid expenses and other assets		115,171

	Total assets		224,634,064

Liabilities:	Securities sold under reverse repurchase agreements		19,400,000
	Dividends payable to common shareholders		595,532
	Directors’ fees payable		6,000
	Payables:
	Interest and leverage expenses	17,977
	Investment advisory fees	73,620
	Administration, custody, and transfer agency fees	23,975	115,572
	Accrued expenses and other liabilities		409,986

	Total liabilities		20,527,090

Net Assets Applicable to Common Shareholders:			$204,106,974

Net Assets Applicable to Common Shareholders consist of:	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 39,019,318 shares issued and outstanding) $		263,219,633
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 9)		(59,112,659)
	Net assets applicable to common shareholders		$204,106,974
	Net asset value applicable to common shares - per share; 39,019,318 shares outstanding		$5.23

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year ended June 30, 2024

Investment Income:	Interest	$10,075,877

Expenses:	Interest and leverage related expenses	1,243,967
	Investment advisory fees	1,689,261
	Administration, custody, and transfer agent fees	388,946
	Professional fees	286,598
	Directors’ fees and expenses	30,529
	Insurance expense	155,825
	Reporting fees	29,980
	Other	37,650

	Total expenses	3,862,756

	Waived investment advisory, administration, custody, and transfer agency fees	(901,060)

	Net expenses after waived fees by investment adviser, administrator, custodian and transfer agent	2,961,696

Net Investment Income:		7,114,181

Realized Gain (Loss) and	Net realized gain (loss) on investments	24,271
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	1,353,689

(Depreciation) on Investments:	Total net realized and unrealized gain (loss) on investments	1,377,960

	Net increase (decrease) in net assets resulting from operations	$8,492,141

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

		For the fiscal year ended June 30, 2024	For the fiscal year ended June 30, 2023

Increase (Decrease) in Net Assets:

	Net investment income	$7,114,181	$7,585,673
	Net realized gain (loss) on investments	24,271	(7,023)
	Change in net unrealized appreciation (depreciation) on investments	1,353,689	(10,180,379)

	Net increase (decrease) in net assets resulting from operations	8,492,141	(2,601,729)

Dividends to Common
Shareholders From:	Net investment income	(7,146,388)	(7,373,773)
	Return of capital	-	-

		(7,146,388)	(7,373,773)

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	1,345,753	(9,975,502)

	Net assets at the beginning of the year	202,761,221	212,736,723

	Net assets at the end of the year	$204,106,974	$202,761,221

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the fiscal year ended June 30, 2024
Increase (Decrease) in Cash

Cash Provided by	Net increase (decrease) in net assets from operations	$8,492,141
Operations:	Adjusted by:
	Purchases of portfolio securities	(749,345)
	Calls, maturities and paydowns of portfolio securities	7,137,958
	Net realized gain on investments	(24,271)
	Change in net unrealized (appreciation) depreciation on investments	(1,353,689)
	Accretion of discounts on investments	(105,368)
	Amortization of premiums on investments	229,290
	Increase in interest receivable	(287,764)
	Increase in prepaid expenses and other assets	(13,038)
	Decrease in interest payable	(80,971)
	Decrease in administration, custody, and transfer agent fees payable	(828)
	Decrease in investment advisory fees payable	(2,350)
	Decrease in accrued expenses and other liabilities	(35,314)

	Total cash provided by operations	13,206,451

Cash Used in	Securities sold under reverse repurchase agreements proceeds	282,487,113
Financing Activities:	Securities sold under reverse repurchase agreements repayments	(289,560,113)
	Dividends to common shareholders paid in cash	(7,146,388)

	Total cash used in financing activities	(14,219,388)

Cash:	Net increase (decrease) in cash for the year	(1,012,937)
	Cash at the beginning of the year	2,036,182

	Cash at the end of the year	$1,023,245

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$1,324,938

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on July 11, 2003, and commenced operations on July 29, 2003. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, consistent with the preservation of capital and (ii) to return the initial investment of $10 per share of common stock on or before December 31, 2032.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended trading of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The Fund is expected to be liquidated by or about December 31, 2032 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing on or after July 31, 2013, and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. There is no assurance that this objective will be achieved. As a result, the Fund has established a restricted account within the undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to the Target Date, even though final maturities could exceed December 31, 2032. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2032.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The net asset value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At June 30, 2024, no securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities and State and Municipal Obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of June 30, 2024, in valuing the Fund’s investments carried at fair value:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 6/30/2024

Puerto Rico Agencies Bond and Notes	$-	$5,503,724	$-	$5,503,724
Puerto Rico Collateralized Mortgage Obligations Exempt	-	-	3,123,366	3,123,366
Mortgage Backed Securities	-	16,600,547	-	16,600,547
Puerto Rico GNMA Taxable	-	1,665,440	-	1,665,440
Puerto Rico FNMA Taxable	-	4,718,922	-	4,718,922
Puerto Rico Freddie Mac Taxable	-	138,405	-	138,405
US Government, Agency, and Instrumentalities	-	84,882,837	-	84,882,837
US Municipals	-	103,887,766	-	103,887,766

	$-	$217,397,641	$3,123,366	$220,521,007

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 6/30/2023	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 6/30/2024

Popular Securities Mortgage Trust	$3,636,101	$-	$(40,582)	$-	$-	$-	$(472,153)	$-	$3,123,366

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at June 30, 2024	Valuation Technique	Unobservable Inputs		Price

Popular Securities Mortgage Trust	$3,123,366	Broker Quotes	Yield to Maturity	6.30%	$100.39

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on June 30, 2024, amounted to a net unrealized depreciation of $40,582.

There were no transfers into or out of Level 3 during the fiscal year ended June 30, 2024.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of June 30, 2024.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended June 30, 2024, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the fiscal year ended June 30, 2024, there were no capital distributions. The Fund’s remaining principal for distribution as of June 30, 2024, amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs, or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies or other securities

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements, or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held during the year ended June 30, 2024.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short or medium-term notes outstanding as of June 30, 2024.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended June 30, 2024, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended June 30, 2024, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the fiscal year ended June 30, 2024, investment advisory fees amounted to $1,689,261, equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $788,322, for a net fee of $900,939. The investment advisory fees payable amounted to $73,620 as of June 30, 2024.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custody, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and Transfer Agency, Registrar, and Shareholder Servicing Agreement fees will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expense reimbursements. For the fiscal year ended June 30, 2024, the administrative, custody, and transfer agency services fee amounted to $388,946. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $112,738, for a net fee of $276,208. The administrative, custody, and transfer agent fees payable amounted to $23,975 as of June 30, 2024.

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee up to $1,000 per fund per Board meeting, plus expenses, and $500 per fund for each quarterly Audit Committee meeting, plus expenses. For the fiscal year ended June 30, 2024, the independent directors of the Fund were paid an aggregate compensation and expenses of $30,529. The Directors fees payable amounted to $6,000 as of June 30, 2024.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

There were no capital transactions during the fiscal years ended June 30, 2024, and June 30, 2023.

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $749,345, which is related to a short-term security purchase for the fiscal year ended June 30, 2024. Proceeds from paydowns and calls of Puerto Rico securities for the fiscal year ended June 30, 2024, amounted to $6,387,958. Proceeds from maturities of U.S. obligations securities for the fiscal year ended June 30, 2024, amounted to $750,000, which is related to a short-term security maturity.

5.	Securities Sold Under Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Securities sold under reverse repurchase agreements amounted to $19,400,000 at June 30, 2024, and related information is as follows:

Interest rate at the end of the year	5.56%

Maximum aggregate balance outstanding at any time of the year	$26,473,000

Average balance outstanding during the year	$22,093,962

Average interest rate during the year	5.54%

At June 30, 2024, the interest rate on securities sold under reverse repurchase agreements was 5.56% with maturity date up to August 6, 2024.

At June 30, 2024, investment securities amounting to $23,935,374 were pledged as collateral for securities sold under reverse repurchase agreements. Interest payable on securities sold under reverse repurchase agreements amounted to $17,977 at June 30, 2024.

The total amount of unaffiliated originations or proceeds of securities sold under reverse repurchase agreements during the fiscal year ended June 30, 2024, amounted to $282,487,113.

The following table presents the Fund’s reverse repurchase agreements by counterparty and the related collateral pledged by the Fund at June 30, 2024:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due to Counterparty (not less than zero)
JP Morgan, New York	$19,400,000	$-	$19,400,000	$-

(a) Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $19,400,000 of securities sold under reverse repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under reverse repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At June 30, 2024, the Fund had investments with an aggregate fair value of approximately $25,227,637, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions, of which $5,503,724 are revenue bonds not guaranteed by the Commonwealth of Puerto Rico. Of the $25,227,637 that are issued by entities located in the Commonwealth of Puerto Rico, there are $19,723,913 which are collateralized by U.S. agencies and/or municipalities and/or insured to principal and interest. Also, at June 30, 2024, the Fund had investments with an aggregate market value amounting to $103,887,766 which were issued by various municipalities located in the United States and not guaranteed by the U.S. government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities issued by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As a fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the year, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	232,697,171
Gross appreciation	3,331,041
Gross depreciation	(15,507,205)

Net appreciation (depreciation)	$(12,176,164)

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal years ended June 30, 2024, and June 30, 2023, the Fund had distributed from ordinary income $7,146,388 and $7,373,773 for tax purposes, respectively. The undistributed net investment income at June 30, 2024, and June 30, 2023, was as follows:

2024:
Undistributed net investment income for tax purposes at the beginning of the period	$28,232,658
Net investment income for tax purposes	7,114,181
Dividends paid to common shareholders	(7,146,388)

Undistributed net investment income for tax purposes at the end of the period	$28,200,451

2023:
Undistributed net investment income for tax purposes at the beginning of the period	$28,020,758
Net investment income for tax purposes	7,585,673
Dividends paid to common shareholders	(7,373,773)

Undistributed net investment income for tax purposes at the end of the period	$28,232,658

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at June 30, 2024, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$28,200,451
Accumulated net realized loss from investment	(75,136,946)
Unrealized net appreciation from investment	(12,176,164)

Total Distributable Earnings (Accumulated Loss)	$(59,112,659)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for the securities issued by the Fund.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund generally is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries, or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of June 30, 2024, Rule 18f-4 has no impact on the Fund.

11.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

June 30, 2024

determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth Court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Boards of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as other income. Subsequent to the fiscal year end of the Fund, on August 5, 2024, the Puerto Rico Commonwealth Court issued a determination that certain litigation expenses were covered with an attorney fee award, and provided plaintiffs do not appeal such determination, any litigation expenses held in escrow pending court determination will be released to the nominal defendants, including the Fund.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from July 1, 2024, through August 27, 2024 (the date the financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On July 31, 2024, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01526 per common share, totaling $595,532 and payable on August 12, 2024, to common shareholders of record as of July 31, 2024.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

August 27, 2024

OTHER INFORMATION (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors

Agustin Cabrer (75)	Director	Director since 2003

President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.

				17 funds	None

Vicente J. León (85)	Director	Director since 2021	Independent business consultant since 1999;	17 funds	None

Carlos Nido (60)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	24 funds	None

Luis M. Pellot (76)	Director	Director since 2003	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	24 funds	None

Clotilde Pérez (72)	Director	Director since 2009

Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-

				24 funds	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.

José J. Villamil (84)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	17 funds	None

Interested Director

Carlos V. Ubiñas (69)****	Director, Chairman of the Board of Directors, and President	President since 2015; Chairman of the Board of Directors since 2012; and Director since 2003

Managing Director, Vice Chairman of Wealth Management and President of UBS Trust Company of Puerto Rico; Chief Executive Officer of UBS Financial Services Inc of Puerto Rico from 2009 to 2021; President of UBS Financial Services Inc. of Puerto Rico since 2005; Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Inc of Puerto Rico. since 2014.

				17 funds	None

Officers

Leslie Highley (77)	Senior Vice President	Senior Vice President since 2005

Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.

				Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

William Rivera (66)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015

Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.

				Not applicable	None

Javier Rodríguez (51)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005

Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.

				Not applicable	None

Liana Loyola (63)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

Luz Colon (49)	Chief Compliance Officer	Chief Compliance Officer since 2013

Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the Funds; CCO for UBS Fund Advisor (RIA for private equity funds) from 2019 to 2022; Co- CCO for the Puerto Rico Investors Family of Funds, which is

co-managed by UBS Asset

Managers

of Puerto Rico and Banco Popular of Puerto Rico, from 2013 to 2021.

				Not applicable	None

Heydi Cuadrado (44)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008.	Not applicable	None

Gustavo Romañach (49)	Assistant Vice President	Assistant Vice President since 2019

Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice-President of UBS Asset Managers of PR since 2003.

				Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

* The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muńoz Rivera Avenue, San Juan, Puerto Rico 00918.

**    Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and U.S. Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Puerto Rico Residents Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The Affiliated Funds are managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico. Messrs. Nido and Pellot and Ms. Perez also serve on the Board of Directors of each of the investment companies comprising the Puerto Rico Residents Family of Funds.

****    Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with the Fund’s investment adviser, or an affiliate thereof.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of the Fund met on May 10, 2024 (the “Meeting”), to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory, or other developments (e.g.; liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2023, (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors also reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2023. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2023, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

●	Mutual Fund’s shares are not bank deposits or FDIC insured.
●	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
●	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

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(b) Not applicable.

Item 2. Code of Ethics.

(a) Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Fund’s Board of Directors (the “Board”) has determined that it has an audit committee financial expert serving on its Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2) The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a) Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended June 30, 2023, and June 30, 2024, were $127,243 and $133,277, respectively.

(b) Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended June 30, 2023, and June 30, 2024, were $0 and $13,736, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c) Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended June 30, 2023, and June 30, 2024, were $10,413 and $10,413, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d) All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended June 30, 2023, and June 30, 2024, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended June 30, 2023. and June 30, 2024, were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2023, and June 30, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2023, and June 30, 2024, other than those disclosed in (c) and (d) above, were $0 and $0, respectively.

(h) The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to UBS Asset Managers of Puerto Rico (the “Investment Adviser”) the authority to vote proxies for the Fund’s portfolio securities pursuant to the Investment Adviser’s Global Corporate Governance Philosophy and Proxy Voting Guidelines and Policy (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities for the exclusive benefit and in the best economic interests of Fund shareholders, that is, in a manner consistent with the objective of maximizing total return to Fund shareholders as investors in the securities being voted.

A Proxy Voting Committee comprised of representatives of the Investment Adviser and the Fund’s administrator shall oversee and administer the process of voting proxies and periodically review the Proxy Voting Guidelines. The Investment Adviser will seek guidance to vote proxies taking into consideration Fund shareholders’ best economic interests.

The Fund’s investment portfolio consists primarily of municipal bonds and other securities that do not issue proxies in the ordinary course. In the rare event that a municipal issuer were to issue a proxy, the Investment Adviser would vote such proxy in the best interest of the Fund, based on its Proxy Voting Guidelines, or vote the proxy with the consent, or based on the instruction of the Fund or its representatives.

To ensure that the Investment Adviser does not make a voting decision for its clients where a material conflict is present, the Investment Adviser may (i) seek voting instructions from the majority of Independent Directors of the Board, (ii) vote client shares in proportion to the votes cast by all other shareholders of the security for which the proxy solicitation was issued, if this option is available, (iii) retain another independent third party to make the voting decision, or (iv) take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the legal counsel to the Investment Adviser.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (i) the securities are no longer held; (ii) the proxy or other relevant materials were not received in sufficient time to conduct an appropriate analysis or to allow a vote to be cast by the voting deadline; or (iv) the Investment Adviser concludes that the cost of voting the proxy will exceed the potential benefit.

The Proxy Voting Committee, the Investment Adviser, or a service provider on behalf of the Investment Adviser oversees the administration of the voting and ensures that records are maintained in accordance with Rule 206(4)-6, reports are filed with the SEC on Form N-PX, and the results are provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2024:

Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”). Mr. Highley manages several funds and portfolios. Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a President or Co-President of the Puerto Rico Residents Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations and supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of June 30, 2024:

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	23	$1.81 billion	0	$0
	Other Pooled Investment Vehicles	—	$0	0	$0
	Other Accounts	—	$0	0	$0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of June 30, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by the Fund’s Board.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	September 5, 2024

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	September 5, 2024